VANGUARD
INSTITUTIONAL INDEX
FUND

Annual Report - December 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

         We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

         But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

         They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                                                  [PHOTO]

JOHN C. BOGLE                                            JOHN J. BRENNAN
CHAIRMAN                                                 PRESIDENT




CONTENTS
A MESSAGE TO OUR SHAREHOLDERS . . . . . . . . . .     1
THE MARKETS IN PERSPECTIVE  . . . . . . . . . . .     4
PERFORMANCE SUMMARIES . . . . . . . . . . . . . .     6
PORTFOLIO PROFILE   . . . . . . . . . . . . . . .     8
FINANCIAL STATEMENTS  . . . . . . . . . . . . . .    10
REPORT OF INDEPENDENT ACCOUNTANTS   . . . . . . .    22

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

DEAR SHAREHOLDER,


         The U.S. stock market turned in another astonishing performance in 1997 and Vanguard Institutional Index Fund followed right along. The Fund's total return of +33.4% matched its target, the Standard & Poor's 500 Composite Stock Price Index, and outpaced 90% of all actively managed equity mutual funds. Absolutely and relatively, it doesn't get much better than this.

         Our fine performance was due to the continued dominance of large-capitalization stocks, which capped a three-year run during which market averages more than doubled.

         The following table compares Vanguard Institutional Index Fund's twelve-month total return (capital change plus reinvested dividends) with those of the average general equity fund and the S&P 500 Index. Our Fund's return is based on an increase in net asset value from $68.86 per share on December 31, 1996, to $89.56 per share on December 31, 1997, with the latter figure adjusted for dividends totaling $1.391 per share paid from net investment income and distributions totaling $0.715 per share paid from net realized capital gains.


----------------------------------------------------------------
                                                 TOTAL RETURNS
                                                  YEAR ENDED
                                               DECEMBER 31, 1997
----------------------------------------------------------------
Vanguard Institutional Index Fund                    +33.4%
Average General Equity Fund                          +24.4
S&P 500 Index                                        +33.4
----------------------------------------------------------------
Institutional Plus Shares*                           + 7.3%
----------------------------------------------------------------

*Since inception: July 7, 1997.

         On July 7, 1997, we introduced Institutional Plus Shares for Vanguard Institutional Index Fund, which are available for a minimum investment of $200 million. From July 7 through the end of the year, the Institutional Plus Shares provided a return of +7.3%--exactly matching the S&P 500 Index's return over the same period.

FINANCIAL MARKETS IN BRIEF

The historic bull market in U.S. stocks that began in August 1982 continued in impressive fashion during 1997. The economy, corporate earnings, and employment grew solidly, and consumer confidence strengthened. Yet interest rates declined and inflation decelerated. In short, the domestic economic news could not have been better. The sole dark cloud--severe turmoil in Asian economies and currencies--only briefly darkened Wall Street's mood. After a sharp decline in October--the S&P 500 Index tumbled -7% on October 27 alone--stocks resumed their climb and the Index produced a +33.4% return for the year.

         Long-term interest rates rose through the first quarter of the year on expectations that the economy's robust growth would cause inflation to accelerate. The yield on the benchmark 30-year U.S. Treasury bond peaked at 7.17% in mid-April. Then, as the news on inflation got better rather than worse, the yield turned downward, falling to 5.92% on December 31, 72 basis points below the 6.64% level at which it began the year.

         Short-term interest rates bottomed out in June and began an irregular climb that was apparently due to sales of short-term Treasuries by foreign central banks and investors. At year-end 1997, the yield on three-month U.S. Treasury bills was 5.35%, up just a bit from 5.17% when the year began. The spread between yields on three-month T-bills and 30-year Treasury bonds was a slim 0.57 percentage point on December 31, 1997. Such a "flattening" of the yield curve has more often than not been a precursor of a slowing economy.

1997 PERFORMANCE OVERVIEW

The stock market's gains in 1997 were strongest for the largest companies, particularly for some of the huge blue-chip growth stocks that dominate the S&P 500 Index. Though smaller stocks made up ground versus larger stocks late in the third quarter, bigger was clearly better during 1997--as it was in 1995 and 1996, as well. The S&P 500's return of +33.4% during 1997 was 7.7 percentage points higher than that of the rest of the U.S. stock market (as represented by the Wilshire 4500 Index) and a remarkable 11 percentage points above the +22.4% return of the Russell 2000 Index of small-cap stocks.

         Within the S&P 500, the +36.5% return of the Index's growth component easily outdistanced the +30.0% return of its value component. Financial-services stocks were the leading industry group, returning +46.9%, followed by the health-care sector with a +42.7% return, and the utilities sector, which came on strong late in the year and provided a return of +38.1%. Laggards during the period included stocks in the producer-durables and materials & processing sectors--generally considered cyclical industries.

         Vanguard Institutional Index Fund handily beat the average competing fund (by a full 9 percentage points!) and matched the stellar return of the S&P 500 Index during 1997. We mirrored the Index despite the fact that our Fund incurs modest operating expenses and transaction costs in handling inflows and outflows of capital--costs that are absent in the Index. All told, our expense ratio (annual expenses as a percentage of average net assets) of 0.06%, or 6 basis points, is a tiny fraction of the 1.44% in expenses charged by the average general equity mutual fund. This expense advantage--combined with our below-average turnover of securities, which keeps our transaction costs to a minimum--allows our Fund to closely track its Index and gives us a significant leg up on our mutual fund competitors. Our annual turnover rate of 7% is but a fraction of the 80% rate for the average equity fund.

         Our Institutional Plus Shares have an even lower expense ratio (2 1/2 basis points) and therefore can also be expected to provide a close match with the Index.

LONG-TERM PERFORMANCE OVERVIEW

Indexed mutual funds have provided long-term performance superior to that of most actively managed mutual funds, as evidenced by the excellent relative performance of Vanguard Institutional Index Fund since its July 1990 inception. The table at left presents the average annual returns and the ending value of initial $10,000,000 investments made 7 1/2 years ago in Vanguard Institutional Index Fund, the average general equity mutual fund, and the S&P 500 Index.


--------------------------------------------------------------------------------
                                                       TOTAL RETURNS
                                            JULY 31, 1990, TO DECEMBER 31, 1997
                                            ------------------------------------
                                             AVERAGE            FINAL VALUE OF
                                             ANNUAL              A $10,000,000
                                              RATE            INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Institutional Index Fund            +17.6%               $33,255,917
--------------------------------------------------------------------------------
Average General Equity Fund                  +15.6%               $29,288,089
--------------------------------------------------------------------------------
S&P 500 Index                                +17.6%               $33,312,498
--------------------------------------------------------------------------------

         As shown in the table, our Fund's return has outpaced that of its average peer by 2 percentage points a year, a wide margin that has amounted to a significant sum over the past 7 1/2 years. An initial investment of $10,000,000 made at the Fund's inception would have grown (with income dividends and capital gains distributions reinvested) to $33,255,917, a margin of $3,967,828 over our average competitor--extra earnings equal to nearly 40% of the original investment.

         We are pleased to point out that even over this longer period, we have been able to exactly match our target index. As noted earlier, the S&P 500 Index is a tough competitor for all mutual funds since, as a theoretical construct, it does not incur operating or transaction costs, all of which are borne to one degree or another by actual funds. Indeed, we estimate that these two costs run close to 2% per year for the average equity fund, which, by no coincidence, equals our return advantage over our peer group of actively managed funds. Costs matter.

         We stress that the returns shown in this table are unusually high, far above the historic long-term equity return of 11% a year. Interestingly, this period does not include a single serious downturn in the U.S. stock market. Although the stock market is inherently unpredictable, we believe it is safe to say that returns over the next decade are almost sure to be lower than those of the previous one.

         Although we fully expect absolute returns to be lower in the coming years both for Vanguard Institutional Index Fund and for most general equity mutual funds, we believe that, given our substantially lower expenses, our Fund will continue to perform well relative to competing S&P 500 institutional index mutual funds over the long term. Of course, in any given year index fund returns may vary significantly from those achieved by ostensibly similar types of mutual funds.

IN SUMMARY

Returns from the U.S. stock market over the past three years--indeed, over the past 15 years--have no precedent in American financial history. While as investors we have every reason to be grateful for the bounty of the financial markets, we also have reason to regard the future with some caution. Lengthy bull markets can breed complacency and cause investors to discount the risks inherent in stocks. Make no mistake, the market will demonstrate these risks from time to time.

         However, the greatest risk is failure to invest in the first place. We believe that the stock market's risks can be partially offset by holding a balanced portfolio that includes not only stock funds but also bond funds and money market funds. Investors who maintain such portfolios allocated in accordance with their time horizon, financial situation, and tolerance for market volatility should be well prepared to "stay the course" toward their investment objectives, no matter what the future has in store.


/s/ JOHN C. BOGLE                                           /s/ JOHN J. BRENNAN

John C. Bogle                                               John J. Brennan
Chairman of the Board                                       President

January 23, 1998

THE MARKETS IN PERSPECTIVE
Year Ended December 31, 1997


U.S. EQUITY MARKETS

Despite some year-end rockiness, 1997 again provided U.S. equity investors with exceptional returns, as illustrated by the 33.4% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets in the fourth quarter. Beginning in late October, the U.S. market grew increasingly volatile, a direct result of investors' struggle to understand the nature and implications of Asia's economic turmoil. By the end of the year, it appeared that a new consensus was emerging, grounded in two basic beliefs: (1) that the collapse of currencies in the Far East would help keep inflation tame in the United States and (2) that slower growth in Asia would most likely lead to weaker corporate profits over the next several years.

         As the dust continued to settle, many investors sought havens traditional in periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities, consumer staples, and health care. The closing weeks of 1997 saw a broad advance in these "safe" sectors, with utilities gaining 20.1% and consumer staples 10.4% in the last quarter. By contrast, more economically sensitive sectors were thrashed in the wake of the Asian crisis, with technology issues falling 12.3% and producer durables down 9.0% over the three months. After posting strong results in the third quarter, small-company stocks also suffered in the fourth, falling 3.3%.


---------------------------------------------------------------------------------------
                                                       AVERAGE ANNUALIZED RETURNS
                                                    PERIODS ENDED DECEMBER 31, 1997
                                               ----------------------------------------
                                               1 YEAR          3 YEARS          5 YEARS
---------------------------------------------------------------------------------------
EQUITY
  S&P 500 Index                                  33.4%           31.2%            20.3%
  Russell 2000 Index                             22.4            22.3             16.4
  MSCI EAFE Index                                 2.1             6.6             11.7
---------------------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index                     9.7%           10.4%             7.5%
  Lehman 10-Year Municipal Bond Index             9.2            10.2              7.6
  Salomon Brothers Three-Month
  U.S. Treasury Bill Index                        5.3             5.4              4.7
---------------------------------------------------------------------------------------
OTHER
  Consumer Price Index                            1.7%            2.5%             2.6%
---------------------------------------------------------------------------------------

         The year-end excitement did not detract from 1997's overall record as a stellar year for U.S. stock investors. The best-performing sector was financial services, which rose 46.9%. This sector benefited from a number of factors, including the strength of the economy, the vibrant financial markets, and merger activity. By contrast, the commodity-oriented materials & processing sector posted a gain of "only" 12.3%--in itself more than a percentage point above the long-term average return from common stocks. Small-cap stocks also fared well overall, as illustrated by the 22.4% increase of the Russell 2000 Index. Small-company technology issues were the most glaring exception, mustering a gain in 1997 of just 1.1%.

U.S. FIXED-INCOME MARKETS

In a year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 9.7% for 1997, comprising 7.2% in income return and 2.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. By year-end, however, the worries seemed to have been unnecessary, as the actual CPI increase was a mere 1.7%--its smallest increase since 1986.

         The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. In the fourth quarter, the market also was bolstered by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the year at 5.92%, compared with 6.64% on December 31, 1996. Falling rates flattened the yield curve considerably: Only 0.57% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.47% at the end of 1996.

         The best-performing sector in 1997 was long-term Treasuries, as illustrated by the 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 25.7% in U.S. dollar terms; the index fell 20.7% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 23.6% (including a 19.7% drop in the fourth quarter); Thailand, down 76.8%; and Malaysia, down 68.1%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries.

         By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 23.7% for the 12 months. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

PERFORMANCE SUMMARY
Institutional Index Fund


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: JULY 31, 1990-DECEMBER 31, 1997
-------------------------------------------------------------------
                   INSTITUTIONAL INDEX FUND                S&P 500
FISCAL        CAPITAL        INCOME         TOTAL           TOTAL
YEAR          RETURN         RETURN        RETURN          RETURN
-------------------------------------------------------------------
1990          -7.3%           1.6%          -5.7%           -5.7%
1991          26.4            3.9           30.3            30.5
1992           4.5            3.0            7.5             7.6
1993           7.1            2.9           10.0            10.1
1994          -1.5            2.8            1.3             1.3
1995          34.4            3.2           37.6            37.6
1996          20.6            2.5           23.1            23.0
1997          31.2            2.2           33.4            33.4
-------------------------------------------------------------------

See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: JULY 31, 1990-DECEMBER 31, 1997
----------------------------------------------------------------------------
                     INSTITUTIONAL         AVERAGE GENERAL         S&P 500
                      INDEX FUND             EQUITY FUND            INDEX
----------------------------------------------------------------------------
1990                   10000000               10000000             10000000
1990  09                8656891                8570000              8653415
1990  12                9426142                9205894              9429095
1991  03               10791440               10788387             10798738
1991  06               10764020               10694528             10773988
1991  09               11336457               11475229             11350124
1991  12               12285976               12432263             12301752
1992  03               11974396               12412371             11991023
1992  06               12201142               12092132             12219062
1992  09               12580884               12427084             12604350
1992  12               13211959               13551735             13239067
1993  03               13789739               13997587             13817205
1993  06               13851949               14178156             13884455
1993  09               14207352               14929598             14243248
1993  12               14536346               15256557             14573392
1994  03               13982543               14748513             14020724
1994  06               14040773               14359153             14079766
1994  09               14726426               15189112             14768140
1994  12               14726553               14994691             14765831
1995  03               16158457               16068311             16203545
1995  06               17699150               17467861             17750314
1995  09               19109182               19024247             19160943
1995  12               20264025               19606389             20314499
1996  03               21357704               20714150             21404755
1996  06               22310709               21704286             22365488
1996  09               23005917               22270768             23056913
1996  12               24936633               23384307             24978763
1997  03               25599452               22921297             25648311
1997  06               30071855               26444301             30126087
1997  09               32328665               29570017             32382544
1997  12               33255917               29288089             33312498
----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED DECEMBER 31, 1997
                                         -------------------------------------------        FINAL VALUE OF A
                                                                             SINCE             $10,000,000
                                         1 YEAR            5 YEARS         INCEPTION           INVESTMENT
------------------------------------------------------------------------------------------------------------
Institutional Index Fund                 33.36%            20.28%            17.58%            $33,255,917
Average General Equity Fund              24.36             16.59             15.59              29,288,089
S&P 500 Index                            33.36             20.27             17.61              33,312,498
------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
                                  INCEPTION                                        -----------------------------------------
                                    DATE             1 YEAR          5 YEARS         CAPITAL          INCOME          TOTAL
----------------------------------------------------------------------------------------------------------------------------
Institutional Index Fund          7/31/1990          33.36%          20.28%           14.59%           2.99%          17.58%
----------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Institutional Index Fund-Institutional Plus Shares


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.


TOTAL INVESTMENT RETURNS:
JULY 7, 1997-DECEMBER 31, 1997
------------------------------------------------------------------------------------------
                               INSTITUTIONAL INDEX FUND-
                               INSTITUTIONAL PLUS SHARES                          S&P 500
FISCAL              CAPITAL              INCOME              TOTAL                 TOTAL
PERIOD               RETURN              RETURN             RETURN                 RETURN
------------------------------------------------------------------------------------------
1997                  6.2%                1.1%               7.3%                  7.3%
------------------------------------------------------------------------------------------

See Financial Highlights table on page 19 for dividend and capital gains information since the Fund's inception.


AVERAGE ANNUAL TOTAL RETURN: PERIOD ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------
                                                                                      SINCE INCEPTION
                                                         INCEPTION      -----------------------------------------
                                                           DATE          CAPITAL          INCOME           TOTAL
-----------------------------------------------------------------------------------------------------------------
Institutional Index Fund-Institutional Plus Shares      7/7/1997          6.23%            1.06%           7.29%
-----------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Institutional Index Fund


This Profile provides a snapshot of the Fund's characteristics as of December 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                              INSTITUTIONAL
                                      INDEX         S&P 500
-----------------------------------------------------------
Number of Stocks                        510             500
Median Market Cap                    $34.1B          $34.1B
Price/Earnings Ratio                  21.9x           21.9x
Price/Book Ratio                       4.1x            4.1x
Yield--Institutional Shares            1.6%            1.6%
Yield--Institutional Plus
  Shares                               1.6%            1.6%
Return on Equity                      20.4%           20.4%
Earnings Growth Rate                  17.6%           17.6%
Foreign Holdings                       1.9%            1.9%
Turnover Rate                            7%              --
Expense Ratio--
  Institutional Shares                0.06%              --
  Institutional Plus Shares         0.025%*              --
Cash Reserves                            0%              --

*Annualized.


[GRAPH]


VOLATILITY MEASURES
-----------------------------------------------------------
                       INSTITUTIONAL INDEX-
                       INSTITUTIONAL SHARES         S&P 500
-----------------------------------------------------------
R-Squared                              1.00            1.00
Beta                                   1.00            1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------
General Electric Co.                        3.2%
The Coca-Cola Co.                           2.2
Microsoft Corp.                             2.0
Exxon Corp.                                 2.0
Merck & Co., Inc.                           1.7
Royal Dutch Petroleum Co. ADR               1.5
 Intel Corp.                                1.5
Philip Morris Cos., Inc.                    1.4
Procter & Gamble Co.                        1.4
International Business Machines Corp.       1.3
------------------------------------------------
Top Ten                                    18.2%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
----------------------------------------------------------------------------------------
                                           DECEMBER 31, 1996       DECEMBER 31, 1997
                                          ----------------------------------------------
                                             INSTITUTIONAL   INSTITUTIONAL
                                                 INDEX           INDEX         S&P 500
                                          ----------------------------------------------
Auto & Transportation   . . . . .                 4.0%            3.5%           3.5%
Consumer Discretionary  . . . . .                 9.8             9.8            9.8
Consumer Staples  . . . . . . . .                11.7            11.5           11.5
Financial Services  . . . . . . .                15.4            17.7           17.7
Health Care   . . . . . . . . . .                10.5            11.5           11.4
Integrated Oils   . . . . . . . .                 8.0             7.2            7.2
Other Energy  . . . . . . . . . .                 1.3             1.4            1.4
Materials & Processing  . . . . .                 7.4             5.8            5.8
Producer Durables   . . . . . . .                 4.5             4.0            4.0
Technology  . . . . . . . . . . .                11.4            11.2           11.2
Utilities   . . . . . . . . . . .                10.6            10.7           10.6
Other   . . . . . . . . . . . . .                 5.4             5.7            5.9
----------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile, because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
December 31, 1997


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the Fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.


------------------------------------------------------------------------------------------
                                                                                    MARKET
                                                                                    VALUE*
INSTITUTIONAL INDEX FUND                                   SHARES                    (000)
------------------------------------------------------------------------------------------
COMMON STOCKS
------------------------------------------------------------------------------------------
   General Electric Co.                                 8,096,407            $     594,074
   The Coca-Cola Co.                                    6,119,857                  407,736
-  Microsoft Corp.                                      2,978,741                  385,002
   Exxon Corp.                                          6,102,141                  373,375
   Merck & Co., Inc.                                    2,964,403                  314,968
   Royal Dutch Petroleum Co. ADR                        5,304,806                  287,454
   Intel Corp.                                          4,039,125                  283,749
   Philip Morris Cos., Inc.                             5,997,584                  271,766
   Procter & Gamble Co.                                 3,325,712                  265,433
   International Business Machines Corp.                2,405,633                  251,539
   AT&T Corp.                                           4,018,560                  246,137
   Pfizer, Inc.                                         3,199,597                  238,570
   Bristol-Myers Squibb Co.                             2,460,509                  232,826
   Wal-Mart Stores, Inc.                                5,574,578                  219,848
   Johnson & Johnson                                    3,326,720                  219,148
   Eli Lilly & Co.                                      2,744,303                  191,072
   American International Group, Inc.                   1,735,955                  188,785
   Bell Atlantic Corp.                                  1,922,159                  174,917
   E.I. du Pont de Nemours & Co.                        2,799,545                  168,148
   SBC Communications Inc.                              2,267,864                  166,121
   The Walt Disney Co.                                  1,669,819                  165,417
   Hewlett-Packard Co.                                  2,574,555                  160,910
   Travelers Group Inc.                                 2,837,675                  152,880
   Fannie Mae                                           2,625,104                  149,795
   Ford Motor Co.                                       2,964,365                  144,328
   Citicorp                                             1,130,821                  142,978
   Mobil Corp.                                          1,941,367                  140,143
   Gillette Co.                                         1,385,743                  139,181
-  Cisco Systems, Inc.                                  2,483,866                  138,476
   BellSouth Corp.                                      2,453,072                  138,139
   PepsiCo, Inc.                                        3,752,317                  136,725
   Lucent Technologies, Inc.                            1,587,654                  126,814
   BankAmerica Corp.                                    1,716,338                  125,293
   Chevron Corp.                                        1,624,093                  125,055
   Abbott Laboratories                                  1,893,089                  124,116
   GTE Corp.                                            2,369,556                  123,809
   American Home Products Corp.                         1,607,526                  122,976
   The Boeing Co.                                       2,473,889                  121,066
   The Chase Manhattan Corp.                            1,043,464                  114,259
   Schering-Plough Corp.                                1,810,885                  112,501
   Ameritech Corp.                                      1,353,240                  108,936
   NationsBank Corp.                                    1,759,879                  107,023
   Home Depot, Inc.                                     1,809,293                  106,522
   General Motors Corp.                                 1,750,735                  106,138
   Compaq Computer Corp.                                1,873,264                  105,722
   American Express Co.                                 1,149,939                  102,632
   Amoco Corp.                                          1,205,028                  102,578
   Unilever NV                                          1,583,954                   98,898
   Schlumberger Ltd.                                    1,225,026                   98,615
   Allstate Corp.                                       1,060,753                   96,396
   Morgan Stanley, Dean Witter, Discover and Co.        1,465,743                   86,662
   Time Warner, Inc.                                    1,382,456                   85,712
   Motorola, Inc.                                       1,477,508                   84,310
   Warner-Lambert Co.                                     673,567                   83,522
   Minnesota Mining & Manufacturing Co.                 1,011,764                   83,028
   McDonald's Corp.                                     1,701,548                   81,249
   First Union Corp.                                    1,550,458                   79,461


------------------------------------------------------------------------------------------
                                                                                    MARKET
                                                                                    VALUE*
                                                           SHARES                    (000)
------------------------------------------------------------------------------------------
   Banc One Corp.                                       1,452,458                $  78,887
   Texaco Inc.                                          1,354,876                   73,671
   MCI Communications Corp.                             1,717,978                   73,551
   Wells Fargo & Co.                                      214,674                   72,868
   Norwest Corp.                                        1,867,344                   72,126
   Freddie Mac                                          1,719,513                   72,112
   Computer Associates International, Inc.              1,353,061                   71,543
   U.S. Bancorp                                           607,115                   67,959
   Kimberly-Clark Corp.                                 1,375,217                   67,815
-  Dell Computer Corp.                                    805,915                   67,697
-  WorldCom, Inc.                                       2,234,120                   67,582
-  Cendant Corp.                                        1,957,931                   67,304
   Sara Lee Corp.                                       1,187,436                   66,867
   Campbell Soup Co.                                    1,131,246                   65,754
   Atlantic Richfield Co.                                 794,188                   63,634
   Sprint Corp.                                         1,057,727                   62,009
   Emerson Electric Co.                                 1,097,071                   61,916
   Monsanto Co.                                         1,467,089                   61,618
   Medtronic, Inc.                                      1,161,470                   60,759
   Merrill Lynch & Co., Inc.                              824,237                   60,118
   First Chicago NBD Corp.                                719,905                   60,112
   Xerox Corp.                                            806,094                   59,500
   Tyco International Ltd.                              1,317,561                   59,373
   Northern Telecom Ltd.                                  648,563                   57,722
   Chrysler Corp.                                       1,639,662                   57,696
   Dow Chemical Co.                                       561,059                   56,947
   AlliedSignal Inc.                                    1,395,536                   54,339
-  Oracle Corp.                                         2,421,727                   54,035
   U S WEST Communications Group                        1,196,717                   54,002
   The Bank of New York Co., Inc.                         932,752                   53,925
   Colgate-Palmolive Co.                                  732,502                   53,839
   Anheuser-Busch Cos., Inc.                            1,213,286                   53,385
-  AirTouch Communications, Inc.                        1,248,341                   51,884
   CBS Corp.                                            1,742,648                   51,299
   Kellogg Co.                                          1,015,999                   50,419
   J.P. Morgan & Co., Inc.                                439,991                   49,664
   Duke Energy Corp.                                      889,836                   49,275
   Eastman Kodak Co.                                      803,891                   48,887
   Columbia/HCA Healthcare Corp.                        1,602,108                   47,462
   Lockheed Martin Corp.                                  480,605                   47,340
   Fleet Financial Group, Inc.                            620,414                   46,492
   H.J. Heinz Co.                                         908,276                   46,152
   Pharmacia & Upjohn, Inc.                             1,254,223                   45,936
   Caterpillar, Inc.                                      920,354                   44,695
   Automatic Data Processing, Inc.                        723,649                   44,414
   Southern Co.                                         1,709,893                   44,243
   Sears, Roebuck & Co.                                   969,521                   43,871
   Texas Instruments, Inc.                                965,461                   43,446
   Gannett Co., Inc.                                      701,546                   43,364
-  U S WEST Media Group                                 1,501,201                   43,347
   PNC Bank Corp.                                         756,337                   43,158
   United Technologies Corp.                              576,372                   41,967
   General Re Corp.                                       193,699                   41,064
   Wachovia Corp.                                         503,867                   40,876
   Washington Mutual, Inc.                                634,454                   40,486
   CoreStates Financial Corp.                             489,981                   39,229
   KeyCorp                                                543,679                   38,499
   ConAgra, Inc.                                        1,167,658                   38,314
   CPC International, Inc.                                355,561                   38,312
   Mellon Bank Corp.                                      630,362                   38,216
   Walgreen Co.                                         1,216,913                   38,181
   Union Pacific Corp.                                    611,312                   38,169
   J.C. Penney Co., Inc.                                  618,805                   37,322
   SunTrust Banks, Inc.                                   522,652                   37,304
   Illinois Tool Works, Inc.                              616,651                   37,076
-  Sun Microsystems, Inc.                                 924,015                   36,845
   Dayton-Hudson Corp.                                    539,953                   36,447
   Deere & Co.                                            623,945                   36,384
   Burlington Northern Santa Fe Corp.                     386,869                   35,955
-  Viacom Inc. Class B                                    852,063                   35,307
-  Amgen, Inc.                                            649,868                   35,174
   The Gap, Inc.                                          986,900                   34,973
-  Tele-Communications, Inc. Class A                    1,251,438                   34,962
   Baxter International, Inc.                             692,986                   34,952
   National City Corp.                                    529,003                   34,782
   Barnett Banks, Inc.                                    478,020                   34,358
   Raytheon Co. Class B                                   673,853                   34,030
   MBNA Corp.                                           1,239,565                   33,856
   BankBoston Corp.                                       359,753                   33,794
   Household International, Inc.                          264,269                   33,711
   Halliburton Co.                                        647,761                   33,643
-  EMC Corp.                                            1,225,441                   33,623
   PG&E Corp.                                           1,085,059                   33,026
   American General Corp.                                 603,434                   32,623
   Enron Corp.                                            784,693                   32,614
   International Paper Co.                                748,067                   32,260
   Pitney Bowes, Inc.                                     358,325                   32,227
   The Chubb Corp.                                        421,681                   31,890
   CIGNA Corp.                                            183,249                   31,714
   Phillips Petroleum Co.                                 650,131                   31,613
   Marsh & McLennan Cos., Inc.                            420,032                   31,319
   Fifth Third Bancorp                                    379,913                   31,058
   Waste Management Inc.                                1,125,813                   30,960
   First Data Corp.                                     1,057,175                   30,922
   Loews Corp.                                            284,677                   30,211
   May Department Stores Co.                              573,274                   30,204
   Aluminum Co. of America                                426,916                   30,044
   Archer-Daniels-Midland Co.                           1,381,103                   29,953
-  3Com Corp.                                             857,095                   29,945
   CSX Corp.                                              539,691                   29,143
-  AMR Corp.                                              225,540                   28,982
   Albertson's, Inc.                                      607,798                   28,794
   Norfolk Southern Corp.                                 933,478                   28,763
   The Seagram Co. Ltd.                                   881,823                   28,494
   General Mills, Inc.                                    391,635                   28,051
   NIKE, Inc. Class B                                     712,666                   27,972
   Charles Schwab Corp.                                   657,227                   27,562
   The Hartford Financial Services Group Inc.             292,244                   27,343
   CVS Corp.                                              425,525                   27,260
-  Applied Materials, Inc.                                899,317                   27,092
-  HEALTHSOUTH Corp.                                      972,349                   26,983
   Rockwell International Corp.                           515,941                   26,958
   Mattel, Inc.                                           719,073                   26,785
   FPL Group, Inc.                                        450,105                   26,641
   Bankers Trust New York Corp.                           236,513                   26,593


------------------------------------------------------------------------------------------
                                                                                    MARKET
                                                                                    VALUE*
INSTITUTIONAL INDEX FUND                                   SHARES                    (000)
------------------------------------------------------------------------------------------
   Aetna Inc.                                             368,030                $  25,969
   Edison International                                   944,700                   25,684
   Texas Utilities Co.                                    610,813                   25,387
   Textron, Inc.                                          406,069                   25,379
   PPG Industries, Inc.                                   440,093                   25,140
-  Tenet Healthcare Corp.                                 753,889                   24,973
   The Goodyear Tire & Rubber Co.                         386,471                   24,589
   HBO & Co.                                              512,208                   24,586
   Occidental Petroleum Corp.                             836,796                   24,529
   Ralston-Ralston Purina Group                           263,474                   24,487
   Aon Corp.                                              414,445                   24,297
   American Electric Power Co., Inc.                      470,078                   24,268
   Weyerhaeuser Co.                                       491,927                   24,135
   USX-Marathon Group                                     712,226                   24,038
-  ITT Corp.                                              288,413                   23,902
   Consolidated Edison Co. of New York, Inc.              581,130                   23,826
-  Tellabs, Inc.                                          449,382                   23,761
   Unocal Corp.                                           609,945                   23,673
-  Costco Cos., Inc.                                      525,497                   23,450
   Comerica, Inc.                                         259,805                   23,447
-  The Kroger Co.                                         629,440                   23,250
   State Street Corp.                                     397,729                   23,143
   United Healthcare Corp.                                464,361                   23,073
   Service Corp. International                            621,645                   22,962
   Guidant Corp.                                          366,770                   22,831
   AMP, Inc.                                              543,547                   22,829
   Wrigley, (Wm.) Jr. Co.                                 286,602                   22,803
   Williams Cos., Inc.                                    789,424                   22,400
   Air Products & Chemicals, Inc.                         271,034                   22,293
-  Federated Department Stores                            517,436                   22,282
-  Toys R Us, Inc.                                        705,620                   22,183
-  Boston Scientific Corp.                                480,247                   22,031
   Marriott International                                 315,167                   21,825
   Hershey Foods Corp.                                    351,319                   21,760
   Delta Air Lines, Inc.                                  182,846                   21,759
   Honeywell, Inc.                                        314,354                   21,533
   Progressive Corp. of Ohio                              178,273                   21,370
   Conseco Inc.                                           465,635                   21,157
   Corning, Inc.                                          569,783                   21,153
   Masco Corp.                                            406,866                   20,699
   SunAmerica Inc.                                        480,293                   20,533
   Lowe's Cos., Inc.                                      430,472                   20,528
   Cardinal Health, Inc.                                  270,404                   20,314
   Comcast Corp. Class A Special                          642,562                   20,281
   The Clorox Co.                                         255,630                   20,211
   Avon Products, Inc.                                    327,361                   20,092
   PacifiCorp                                             731,902                   19,990
   Dover Corp.                                            550,244                   19,878
   Lincoln National Corp.                                 252,487                   19,726
   Fort James Corp.                                       514,381                   19,675
   Dominion Resources, Inc.                               460,745                   19,610
   Burlington Resources, Inc.                             435,890                   19,533
   Sysco Corp.                                            422,261                   19,239
-  Clear Channel Communications                           241,440                   19,179
   Cincinnati Financial Corp.                             135,182                   19,027
   Northrop Grumman Corp.                                 164,571                   18,926
   Tribune Co.                                            303,842                   18,914
   ALLTEL Corp.                                           457,024                   18,767
   MGIC Investment Corp.                                  282,148                   18,763
   Houston Industries, Inc.                               701,803                   18,729
   UNUM Corp.                                             342,347                   18,615
   Hilton Hotels Corp.                                    617,752                   18,378
   Baker Hughes, Inc.                                     415,937                   18,145
   Public Service Enterprise Group, Inc.                  572,212                   18,132
   Dresser Industries, Inc.                               431,975                   18,116
   Entergy Corp.                                          604,875                   18,108
   The McGraw-Hill Cos., Inc.                             244,275                   18,076
   Browning-Ferris Industries, Inc.                       488,308                   18,067
   The Quaker Oats Co.                                    341,489                   18,014
   Rite Aid Corp.                                         306,841                   18,008
   Cognizant Corp.                                        400,626                   17,853
   Praxair, Inc.                                          389,293                   17,518
-  Federal Express Corp.                                  284,067                   17,346
   SAFECO Corp.                                           352,352                   17,177
   Barrick Gold Corp.                                     921,054                   17,155
   BB&T Corp.                                             266,741                   17,088
   The Limited, Inc.                                      669,530                   17,073
   Eaton Corp.                                            190,208                   16,976
   Huntington Bancshares Inc.                             471,534                   16,975
   St. Paul Cos., Inc.                                    206,242                   16,925
   UST, Inc.                                              455,029                   16,808
   Newell Co.                                             392,521                   16,682
-  Thermo Electron Corp.                                  373,990                   16,643
   Tenneco, Inc.                                          419,818                   16,583
   Transamerica Corp.                                     155,062                   16,514
   Ingersoll-Rand Co.                                     407,320                   16,496
-  FirstEnergy Corp.                                      567,384                   16,454
   Unicom Corp.                                           534,615                   16,439
   Coastal Corp.                                          261,734                   16,211
   TRW, Inc.                                              303,657                   16,208
-  Computer Sciences Corp.                                192,201                   16,049
   Winn-Dixie Stores, Inc.                                366,128                   15,995
   Crown Cork & Seal Co., Inc.                            316,637                   15,871
   Carolina Power & Light Co.                             369,756                   15,692
   Fortune Brands, Inc.                                   423,254                   15,687
   New York Times Co. Class A                             237,100                   15,678
   Omnicom Group Inc.                                     369,575                   15,661
   H.F. Ahmanson & Co.                                    233,466                   15,628
   Interpublic Group of Cos., Inc.                        310,901                   15,487
   Alcan Aluminium Ltd.                                   559,475                   15,456
   Republic New York Corp.                                134,738                   15,385
   Union Pacific Resources Group, Inc.                    626,083                   15,183
   Becton, Dickinson & Co.                                301,621                   15,081
   Genuine Parts Co.                                      440,926                   14,964
   CINergy Corp.                                          389,136                   14,909
-  Parametric Technology Corp.                            313,900                   14,871
   W.R. Grace & Co.                                       183,087                   14,727
   MBIA, Inc.                                             220,390                   14,725
   Cooper Industries, Inc.                                298,278                   14,616
   Union Electric Co.                                     335,669                   14,518
   Rohm & Haas Co.                                        151,267                   14,484
   The Times Mirror Co. Class A                           234,717                   14,435
   Torchmark Corp.                                        339,933                   14,298
   Consolidated Natural Gas Co.                           235,254                   14,233
   Central & South West Corp.                             522,976                   14,153
-  US Airways Group, Inc.                                 224,933                   14,058
-  Kmart Corp.                                          1,204,098                   13,922


------------------------------------------------------------------------------------------
                                                                                    MARKET
                                                                                    VALUE*
                                                           SHARES                    (000)
------------------------------------------------------------------------------------------
   Georgia-Pacific Corp.                                  228,411                $  13,876
   VF Corp.                                               301,771                   13,863
   American Stores Co.                                    674,064                   13,860
   TJX Cos., Inc.                                         403,054                   13,855
   International Flavors & Fragrances, Inc.               268,990                   13,853
   Golden West Financial Corp.                            140,262                   13,719
   Jefferson-Pilot Corp.                                  174,801                   13,613
-  Micron Technology, Inc.                                521,178                   13,551
-  Digital Equipment Corp.                                364,879                   13,501
   General Dynamics Corp.                                 155,489                   13,440
   R.R. Donnelley & Sons Co.                              359,854                   13,405
   PECO Energy Corp.                                      551,994                   13,386
-  Bay Networks, Inc.                                     521,305                   13,326
   Southwest Airlines Co.                                 540,666                   13,314
   Pioneer Hi-Bred International, Inc.                    123,080                   13,200
-  Owens-Illinois, Inc.                                   346,698                   13,153
   Equifax, Inc.                                          370,491                   13,129
   Union Carbide Corp.                                    304,219                   13,062
   The Dun & Bradstreet Corp.                             419,920                   12,991
   Dow Jones & Co., Inc.                                  236,348                   12,689
   Parker Hannifin Corp.                                  275,291                   12,629
   GPU, Inc.                                              297,607                   12,537
   Amerada Hess Corp.                                     226,592                   12,434
   Baltimore Gas & Electric Co.                           364,438                   12,414
   DTE Energy Co.                                         357,760                   12,410
   Dana Corp.                                             258,304                   12,269
   Hercules, Inc.                                         238,575                   11,944
   W.W. Grainger, Inc.                                    122,563                   11,912
   Sherwin-Williams Co.                                   426,591                   11,838
-  Seagate Technology                                     602,948                   11,607
   H & R Block, Inc.                                      257,415                   11,535
   Nordstrom, Inc.                                        190,982                   11,531
   Eastman Chemical Co.                                   193,431                   11,521
   Countrywide Credit Industries, Inc.                    266,004                   11,405
   Avery Dennison Corp.                                   254,678                   11,397
   Newmont Mining Corp.                                   385,022                   11,310
   Morton International, Inc.                             328,067                   11,277
   Case Corp.                                             185,225                   11,195
   Allegheny Teledyne Inc.                                429,903                   11,124
   Laidlaw, Inc.                                          807,117                   10,997
   Reynolds Metals Co.                                    182,660                   10,960
   Beneficial Corp.                                       131,224                   10,908
-  Tricon Global Restaurants, Inc.                        374,416                   10,881
   Knight-Ridder, Inc.                                    208,936                   10,865
-  AutoZone Inc.                                          374,396                   10,857
   Columbia Gas Systems, Inc.                             136,839                   10,750
   Champion International Corp.                           237,091                   10,743
   Northern States Power Co.                              182,780                   10,647
   Providian Financial Corp.                              235,119                   10,624
   Nucor Corp.                                            216,900                   10,479
-  National Semiconductor Corp.                           402,010                   10,427
   The Stanley Works                                      220,939                   10,426
   Whirlpool Corp.                                        185,426                   10,198
   PACCAR, Inc.                                           192,235                   10,092
-  Mirage Resorts, Inc.                                   443,004                   10,078
-  Western Atlas, Inc.                                    134,653                    9,964
   Ashland, Inc.                                          184,856                    9,924
   Sigma-Aldrich Corp.                                    248,348                    9,872
   Johnson Controls, Inc.                                 206,539                    9,862
   Tandy Corp.                                            255,569                    9,855
   Hasbro, Inc.                                           312,397                    9,841
   PP&L Resources Inc.                                    409,109                    9,793
   Frontier Corp.                                         403,299                    9,704
   Sonat, Inc.                                            211,431                    9,673
   Dillard's Inc.                                         273,531                    9,642
   Harcourt General, Inc.                                 173,340                    9,490
   Synovus Financial Corp.                                286,150                    9,371
   Brown-Forman Corp. Class B                             168,612                    9,316
   Union Camp Corp.                                       172,285                    9,250
   IKON Office Solutions                                  328,293                    9,233
   Rubbermaid, Inc.                                       368,263                    9,207
   Raychem Corp.                                          212,692                    9,159
   ITT Industries, Inc.                                   291,849                    9,157
   Black & Decker Corp.                                   233,972                    9,140
   Harris Corp.                                           197,120                    9,043
   Phelps Dodge Corp.                                     145,247                    9,042
   Anadarko Petroleum Corp.                               147,708                    8,964
   Green Tree Financial Corp.                             337,042                    8,826
   Willamette Industries, Inc.                            273,940                    8,817
   Ecolab, Inc.                                           158,505                    8,787
   Maytag Corp.                                           234,580                    8,753
   Circuit City Stores, Inc.                              243,469                    8,658
-  Ceridian Corp.                                         187,606                    8,595
-  Humana, Inc.                                           404,036                    8,384
-  KLA-Tencor Corp.                                       211,382                    8,165
   Westvaco Corp.                                         251,943                    7,920
   Wendy's International, Inc.                            326,486                    7,856
   Raytheon Co. Class A                                   158,789                    7,830
   Apache Corp.                                           223,306                    7,830
   Pennzoil Co.                                           116,900                    7,810
   Perkin-Elmer Corp.                                     108,908                    7,739
   Pacific Enterprises                                    205,456                    7,730
   Fluor Corp.                                            206,441                    7,716
   Armstrong World Industries Inc.                        100,262                    7,495
   Placer Dome, Inc.                                      590,088                    7,487
   Brunswick Corp.                                        246,284                    7,465
   Adobe Systems, Inc.                                    180,721                    7,455
   Kerr-McGee Corp.                                       117,467                    7,437
   Sun Co., Inc.                                          176,758                    7,435
   Temple-Inland Inc.                                     139,791                    7,313
   The BFGoodrich Co.                                     176,348                    7,307
   The Mead Corp.                                         259,925                    7,278
   American Greetings Corp. Class A                       181,856                    7,115
   Biomet, Inc.                                           276,465                    7,084
-  DSC Communications Corp.                               292,586                    7,022
   Inco Ltd.                                              410,184                    6,973
   Comcast Corp. Class A                                  218,396                    6,961
   Deluxe Corp.                                           201,647                    6,957
-  St. Jude Medical, Inc.                                 227,205                    6,930
-  LSI Logic Corp.                                        350,090                    6,914
   Liz Claiborne, Inc.                                    165,075                    6,902
   Mallinckrodt, Inc.                                     180,102                    6,844
-  Woolworth Corp.                                        333,023                    6,785
-  ALZA Corp.                                             210,709                    6,703
-  Oryx Energy Co.                                        261,540                    6,669
   USX-U.S. Steel Group, Inc.                             213,394                    6,669


------------------------------------------------------------------------------------------
                                                                                    MARKET
                                                                                    VALUE*
INSTITUTIONAL INDEX FUND                                   SHARES                    (000)
------------------------------------------------------------------------------------------
   Great Lakes Chemical Corp.                             147,671              $     6,627
   Snap-On Inc.                                           150,924                    6,584
-  Rowan Cos., Inc.                                       213,629                    6,516
-  NextLevel Systems, Inc.                                364,476                    6,515
   Whitman Corp.                                          249,905                    6,513
   Nalco Chemical Co.                                     164,276                    6,499
   Pall Corp.                                             313,283                    6,481
-  Novell, Inc.                                           863,439                    6,476
   Thomas & Betts Corp.                                   135,481                    6,401
   Freeport-McMoRan Copper & Gold, Inc. Class B           399,543                    6,293
-  Advanced Micro Devices, Inc.                           349,384                    6,267
   SuperValu Inc.                                         149,501                    6,260
   Ryder System, Inc.                                     189,378                    6,202
   Engelhard Corp.                                        355,465                    6,176
   USF&G Corp.                                            278,319                    6,140
-  FMC Corp.                                               91,030                    6,127
-  Unisys Corp.                                           433,908                    6,020
-  Cabletron Systems, Inc.                                388,789                    5,832
   Bemis Co., Inc.                                        130,901                    5,768
-  Silicon Graphics, Inc.                                 461,054                    5,734
   Echlin, Inc.                                           155,356                    5,622
   Cummins Engine Co., Inc.                                94,251                    5,567
   Mercantile Stores Co., Inc.                             90,117                    5,486
   Manor Care Inc.                                        156,229                    5,468
   U.S. Surgical Corp.                                    186,248                    5,459
   Polaroid Corp.                                         110,767                    5,393
   Bausch & Lomb, Inc.                                    136,059                    5,391
   Allergan, Inc.                                         160,635                    5,391
-  Andrew Corp.                                           222,943                    5,351
   The Timken Co.                                         155,047                    5,330
   National Service Industries, Inc.                      106,761                    5,291
   King World Productions, Inc.                            90,430                    5,222
   General Signal Corp.                                   122,773                    5,179
   Louisiana-Pacific Corp.                                269,338                    5,117
   McDermott International, Inc.                          138,467                    5,071
   NICOR, Inc.                                            119,265                    5,031
   Giant Food, Inc. Class A                               148,546                    5,004
   Tektronix, Inc.                                        124,717                    4,950
   Crane Co.                                              113,055                    4,904
   Cooper Tire & Rubber Co.                               194,997                    4,753
   Darden Restaurants Inc.                                377,215                    4,715
-  Harrah's Entertainment, Inc.                           249,196                    4,704
   Meredith Corp.                                         130,970                    4,674
   Caliber System Inc.                                     95,885                    4,668
   Centex Corp.                                            73,709                    4,639
-  Fruit of the Loom, Inc.                                179,890                    4,610
-  Navistar International Corp.                           185,176                    4,595
   Owens Corning                                          131,585                    4,490
   Autodesk, Inc.                                         120,850                    4,471
   C.R. Bard, Inc.                                        141,233                    4,422
   Alberto-Culver Co. Class B                             137,037                    4,394
   Harnischfeger Industries Inc.                          121,384                    4,286
   Tupperware Corp.                                       150,850                    4,205
   Boise Cascade Corp.                                    138,393                    4,186
   Helmerich & Payne, Inc.                                 61,386                    4,167
-  Apple Computer, Inc.                                   313,726                    4,118
   Shared Medical Systems Corp.                            61,468                    4,057
-  Reebok International Ltd.                              138,413                    3,988
   Safety-Kleen Corp.                                     143,492                    3,937
   Worthington Industries, Inc.                           236,853                    3,908
   Fleetwood Enterprises, Inc.                             89,065                    3,780
   Pep Boys (Manny, Moe & Jack)                           156,638                    3,740
-  Niagara Mohawk Power Corp.                             355,241                    3,730
   Millipore Corp.                                        107,424                    3,646
   Cyprus Amax Minerals Co.                               229,968                    3,536
   Aeroquip-Vickers Inc.                                   69,704                    3,420
   Peoples Energy Corp.                                    86,490                    3,406
   Battle Mountain Gold Co. Class A                       566,149                    3,326
   Moore Corp. Ltd.                                       217,362                    3,288
   Scientific-Atlanta, Inc.                               195,866                    3,281
   Homestake Mining Co.                                   361,548                    3,209
   ONEOK, Inc.                                             76,266                    3,079
   Longs Drug Stores, Inc.                                 95,607                    3,071
   Potlatch Corp.                                          71,364                    3,069
   Adolph Coors Co. Class B                                91,632                    3,047
   Briggs & Stratton Corp.                                 61,597                    2,991
   Great Atlantic & Pacific Tea Co., Inc.                  94,154                    2,795
   Foster Wheeler Corp.                                   101,151                    2,737
   Ball Corp.                                              73,431                    2,593
   Springs Industries Inc. Class A                         49,256                    2,561
-  Stone Container Corp.                                  244,818                    2,555
   Cincinnati Milacron, Inc.                               98,502                    2,555
-  Bethlehem Steel Corp.                                  277,430                    2,393
   Russell Corp.                                           89,761                    2,384
   EG&G, Inc.                                             112,867                    2,349
   Eastern Enterprises                                     50,782                    2,285
   ASARCO, Inc.                                           100,020                    2,244
   Jostens Inc.                                            94,828                    2,187
   Pulte Corp.                                             52,217                    2,183
   Kaufman & Broad Home Corp.                              96,449                    2,164
   NACCO Industries, Inc. Class A                          19,992                    2,143
   Inland Steel Industries, Inc.                          120,377                    2,061
-  Data General Corp.                                     117,296                    2,045
-  UNOVA, Inc.                                            108,878                    1,790
   John H. Harland Co.                                     75,909                    1,594
-  Beverly Enterprises, Inc.                              101,809                    1,324
-  Armco, Inc.                                            265,249                    1,310
-  Charming Shoppes, Inc.                                 259,307                    1,216
   Freeport-McMoRan Copper & Gold, Inc. Class A            72,417                    1,109
-  PharMerica, Inc.                                        86,345                      896
-  Echo Bay Mines Ltd.                                    339,863                      828
-  Viacom Inc. Class A                                     18,015                      736
-  Fresenius National Medical Care Pfd.                   114,209                        7
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (99.1%)(1)
   (COST $11,830,077)                                                           18,670,509
------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                                             FACE                   MARKET
                                                           AMOUNT                   VALUE*
                                                            (000)                    (000)
-------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.6%)
-------------------------------------------------------------------------------------------
U.S. TREASURY BILL
(2)5.02%, 1/22/1998                                     $  13,000           $       12,963
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.54%, 1/2/1998                                         270,992                  270,992
  6.50%, 1/2/1998---Note E                                 20,753                   20,753
-------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $304,707)                                                                  304,708
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
  (COST $12,134,784)                                                            18,975,217
-------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
-------------------------------------------------------------------------------------------
Other Assets                                                                       578,376
Liabilities--Note E                                                               (717,786)
                                                                               ------------
                                                                                  (139,410)
-------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                              $18,835,807
===========================================================================================

   *See Note A in Notes to Financial Statements.

  - Non-Income-Producing Security.

(1) The combined market value of common stocks and S&P 500 Index futures contracts represents 100.0% of net assets.

(2) Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.


------------------------------------------------------------------
                                                           AMOUNT
                                                            (000)
------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------
Paid in Capital--Notes A and C                        $11,962,015
Undistributed Net Investment Income--
  Notes A and C                                                93
Accumulated Net Realized Gains--Note C                     33,087
  Unrealized Appreciation---Note D
  Investment Securities                                 6,840,433
  Futures Contracts                                           179
------------------------------------------------------------------
NET ASSETS                                            $18,835,807
==================================================================

Institutional Shares--
  Net Assets applicable to 171,367,700
  outstanding shares of beneficial interest
  (unlimited authorization)                           $15,347,841
------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                     $89.56
==================================================================

Institutional Plus Shares--
  Net Assets applicable to 38,945,007
  outstanding shares of beneficial interest
  (unlimited authorization)                            $3,487,966
------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL PLUS SHARES                                $89.56
==================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.


---------------------------------------------------------------------------------
                                                        INSTITUTIONAL INDEX FUND
                                                    YEAR ENDED DECEMBER 31, 1997
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                         $   270,560
   Interest                                                               10,977
                                                                     -----------
       Total Income                                                      281,537
                                                                     -----------
EXPENSES
   The Vanguard Group--Note B
       Management and Administrative                                       3,123
       Shareholder Services--Institutional Shares                          5,727
       Shareholder Services--Institutional Plus Shares                        65
                                                                     -----------
       Total Expenses                                                      8,915
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    272,622
--------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                            209,435
   Futures Contracts                                                      61,344
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                        270,779
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                               3,767,001
   Futures Contracts                                                         862
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       3,767,863
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $4,311,264
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


------------------------------------------------------------------------------------------------------------
                                                                              INSTITUTIONAL INDEX FUND
                                                                               YEAR ENDED DECEMBER 31,
                                                                      --------------------------------------
                                                                            1997                       1996
                                                                           (000)                      (000)
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                            $   272,622             $      195,323
    Realized Net Gain                                                    270,779                    169,598
    Change in Unrealized Appreciation (Depreciation)                   3,767,863                  1,528,203
                                                                     ---------------------------------------
       Net Increase in Net Assets Resulting from Operations            4,311,264                  1,893,124
                                                                     ---------------------------------------
DISTRIBUTIONS
    Net Investment Income
       Institutional Shares                                             (244,664)                  (204,455)
       Institutional Plus Shares                                         (27,865)                        --
    Realized Capital Gain
       Institutional Shares                                             (122,571)                  (154,705)
       Institutional Plus Shares                                         (20,702)                        --
                                                                     ---------------------------------------
           Total Distributions                                          (415,802)                  (359,160)
                                                                     ---------------------------------------
NET EQUALIZATION CREDITS-- Note A                                             --                     14,428
                                                                     ---------------------------------------
CAPITAL SHARE TRANSACTIONS--Institutional shares(1)
    Issued                                                             5,668,456                  4,539,900
    Issued in Lieu of Cash Distributions                                 331,598                    325,871
    Redeemed                                                          (5,841,427)                (1,662,138)
                                                                     ---------------------------------------
       Net Increase--Institutional Shares                                158,627                  3,203,633
                                                                     ---------------------------------------
CAPITAL SHARE TRANSACTIONS--Institutional Plus Shares (2)
    Issued                                                             3,404,088                         --
    Issued in Lieu of Cash Distributions                                  48,567                         --
    Redeemed                                                             (97,352)                        --
                                                                     ---------------------------------------
       Net Increase--Institutional Plus Shares                         3,355,303                         --
------------------------------------------------------------------------------------------------------------
    Total Increase                                                     7,409,392                  4,752,025
------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                 11,426,415                  6,674,390
                                                                     ---------------------------------------
    End of Year                                                      $18,835,807                $11,426,415
============================================================================================================

(1)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                                71,347                     71,930
    Issued in Lieu of Cash Distributions                                   3,973                      4,831
    Redeemed                                                             (69,894)                   (26,039)
                                                                     ---------------------------------------
       Net Increase in Shares Outstanding                                  5,426                     50,722
============================================================================================================

(2)Shares Issued (Redeemed)--Institutional Plus Shares
    Issued                                                                39,499                         --
    Issued in Lieu of Cash Distributions                                     559                         --
    Redeemed                                                              (1,113)                        --
                                                                     ---------------------------------------
       Net Increase in Shares Outstanding                                 38,945                         --
============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

         The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.


------------------------------------------------------------------------------------------------------------------------
                                                                      INSTITUTIONAL INDEX FUND-INSTITUTIONAL SHARES
                                                                                  YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                         1997         1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $68.86       $57.93     $43.22     $44.20     $41.45
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           1.391         1.38       1.28       1.23       1.20
    Net Realized and Unrealized Gain (Loss) on Investments         21.415        11.90      14.86       (.66)      2.92
                                                                  ------------------------------------------------------
       Total from Investment Operations                            22.806        13.28      16.14        .57       4.12
                                                                  ------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (1.391)       (1.36)     (1.27)     (1.21)     (1.19)
    Distributions from Realized Capital Gains                       (.715)        (.99)      (.16)      (.34)      (.18)
                                                                  ------------------------------------------------------
       Total Distributions                                         (2.106)       (2.35)     (1.43)     (1.55)     (1.37)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $89.56       $68.86     $57.93     $43.22     $44.20
========================================================================================================================

TOTAL RETURN                                                       33.36%       23.06%     37.60%      1.31%     10.02%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                            $15,348      $11,426     $6,674     $3,265     $3,103
    Ratio of Total Expenses to Average Net Assets                   0.06%        0.06%      0.06%      0.07%      0.07%
    Ratio of Net Investment Income to Average Net Assets            1.77%        2.18%      2.49%      2.80%      2.72%
    Portfolio Turnover Rate*                                           7%           9%         4%        23%         4%
    Average Commission Rate Paid                                   $.0166       $.0167        N/A        N/A        N/A
------------------------------------------------------------------------------------------------------------------------

*Portfolio turnover rates excluding in-kind redemptions were 6%, 9%, 4%, 19%, and 3%, RESPECTIVELY.


--------------------------------------------------------------------------------------------------------------
                                                           INSTITUTIONAL INDEX FUND-INSTITUTIONAL PLUS SHARES
                                                                                                   JULY 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                               DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                   $84.91
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                .681
    Net Realized and Unrealized Gain (Loss) on Investments                                              5.455
                                                                                           -------------------
       Total from Investment Operations                                                                 6.136
                                                                                           -------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                (.866)
    Distributions from Realized Capital Gains                                                           (.620)
                                                                                           -------------------
       Total Distributions                                                                             (1.486)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                         $89.56
==============================================================================================================

TOTAL RETURN                                                                                            7.29%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                               $3,488
    Ratio of Total Expenses to Average Net Assets                                                    0.025%**
    Ratio of Net Investment Income to Average Net Assets                                              1.72%**
    Portfolio Turnover Rate                                                                               7%+
    Average Commission Rate Paid                                                                       $.0166
--------------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Annualized.

 +Portfolio turnover rate excluding in-kind redemptions was 6%.

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Fund offers two classes of shares, Institutional Shares and Institutional Plus Shares. Institutional Plus Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $200 million. Institutional Shares are offered to other institutional investors that have a minimum investment of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Temporary cash investments acquired more than 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

         2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. EQUALIZATION: Prior to January 1997, the Fund followed the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, was credited or charged to undistributed net investment income. As a result, undistributed income per share was unaffected by capital share transactions. As of January 1, 1997, the Fund has discontinued equalization accounting and has reclassified accumulated net equalization credits of $40,198,000 from undistributed net investment income to paid in capital. This reclassification has no effect on the Fund's net assets, results of operations, or net asset value per share.

         4. REPURCHASE AGREEMENTS: The Fund, along with members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         5. FUTURES: The Fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

         Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

         6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

         7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the Fund. For the period ended December 31, 1997, the annualized fees for such services were 0.06% and 0.025%, respectively, of average net assets for the Institutional and Institutional Plus Shares of the Fund, of which 0.04% and 0.005%, respectively, related to class-specific shareholder services. The Fund's Trustees and officers are also Directors and officers of Vanguard.

C. During the year ended December 31, 1997, the Fund purchased $4,415,935,000 of investment securities and sold $1,070,546,000 of investment securities, other than temporary cash investments.

         During the year ended December 31, 1997, the Fund realized $90,793,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

         Gains of $30,068,000 on securities held for less than one year are treated as ordinary income for tax purposes and have been included in income dividends to shareholders; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

D. At December 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $6,840,433,000, consisting of unrealized gains of $6,998,472,000 on securities that had risen in value since their purchase and $158,039,000 in unrealized losses on securities that had fallen in value since their purchase.

         At December 31, 1997, the aggregate settlement value of open futures contracts expiring in March 1998, and the related unrealized appreciation were:


      -----------------------------------------------------------------------------
                                                              (000)
                                            ---------------------------------------
                              NUMBER OF        AGGREGATE
                                LONG           SETTLEMENT            UNREALIZED
      FUTURES CONTRACTS       CONTRACTS          VALUE              APPRECIATION
      -----------------------------------------------------------------------------
      S&P 500 Index              680            $166,447                $179
      -----------------------------------------------------------------------------

E. The market value of securities on loan to brokers/dealers at December 31, 1997, was $19,931,000, for which the Fund held cash collateral of $20,753,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and
Board of Trustees of
Vanguard Institutional Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Index Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 6, 1998

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD INSTITUTIONAL INDEX FUND

This information for the fiscal year ended December 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

         The Fund designates $126,028,000 as capital gain dividends (from net long-term capital gains), of which $95,928,000 was distributed to shareholders in December 1997 and $30,100,000 will be distributed in March 1998. Of the $126,028,000 capital gain dividends, the Fund designates $66,875,000 as a 20% rate gain distribution.

         For corporate shareholders, 79.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and
    "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
        Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000"
                    are trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
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Horizon Fund
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  Small Capitalization Stock
    Portfolio
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  Value Portfolio
Institutional Index Fund
International Equity Index Fund
  Emerging Markets Portfolio
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International Growth Portfolio
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Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
  Energy Portfolio
  Gold & Precious Metals
    Portfolio
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  REIT Index Portfolio
  Utilities Income Portfolio
Tax-Managed Fund
  Capital Appreciation
    Portfolio
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Total International Portfolio
Trustees' Equity Fund
  U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
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  Global Asset Allocation
    Portfolio
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    Portfolio
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BOND FUNDS
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    Treasury Portfolio
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    Portfolio
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    Portfolio
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    Portfolio
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    Portfolio
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    Treasury Portfolio
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    Portfolio
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    Portfolio
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Municipal Bond Fund
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  (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
Admiral Funds
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    Portfolio
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Municipal Bond Fund
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Treasury Money Market Portfolio
State Tax-Free Funds
  (CA, NJ, NY, OH, PA)


Q940-12/1997

(C) 1998 Vanguard Marketing
    Corporation, Distributor

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.